UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 19, 2004
                     --------------------------------------
                                (Date of Report)

                                   ITRON, INC.
     ----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Washington                    000-22418                 91-1011792
------------------------------   ---------------------      --------------------
(State or Other Jurisdiction     (Commission File No.)          (IRS Employer
    of Incorporation)                                       Identification No.)


                  2818 N. Sullivan Road, Spokane, WA 99216-1897
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          (Address of Principal Executive Offices, including Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

In January 2004, we began to implement an organizational change that resulted in a change in our segment reporting from five market facing business units (Electric, Natural Gas, Water & Public Power, International and End User Solutions) to two operating groups (Hardware Solutions and Software Solutions).

Management has three primary measures for each of the operating groups: revenue, gross margin and operating income. Revenues for each operating group are according to product lines. There are no inter-operating group revenues. Within each operating group, costs of sales are based on standard costs, which include materials, direct labor and an overhead allocation based on projected production for the year. Variances from standard cost are also included in each operating group. Service related costs of sales are based on actual time and materials incurred, warranty expense and an allocation of miscellaneous service related costs. Operating expenses directly associated with each operating group may include sales, marketing, product development or administrative expenses.

Corporate operating expenses, interest revenue, interest expense, equity in the income of investees accounted for under the equity method, amortization expense and income tax expense are not allocated to the operating groups, nor included in segment profit or loss for management purposes. Assets and liabilities are not allocated to the operating groups. Approximately 50% of depreciation expense is allocated to the operating groups.

OPERATING SEGMENT PRODUCTS AND SERVICES

OPERATING SEGMENT                   MAJOR PRODUCTS AND SERVICES
----------------------              --------------------------------------------
Hardware Solutions:                 Residential  and commercial  automatic meter
                                    reading  (AMR)  meter  modules,  mobile  and
                                    network AMR reading technologies, SmartSynch
                                    meter systems,  handheld computers for meter
                                    data   collection   or   mobile    workforce
                                    applications,    residential    meter   data
                                    collection   software,    mobile   workforce
                                    solutions   software  and  installation  and
                                    implementation services for AMR, handheld meter data collection and mobile workforce systems.

Software Solutions:                 Commercial   and   industrial   meter   data
                                    collection   software,    transmission   and
                                    distribution systems design and optimization
                                    software,   energy   management   and  asset
                                    optimization     software,    and    related
                                    implementation and consulting services.

RECASTED 2004 AND 2003 SEGMENT INFORMATION

As a result of our organizational change, we recasted our 2004 and 2003 segment information to reflect our new segment reporting structure for each of the quarters presented below.

                                             2004                                               2003
                                   ------------------------        ---------------------------------------------------------
                                   March 31         June 30         March 31        June 30     September 30     December 31
                                   --------        --------        ---------       --------     ------------     -----------
                                                                        (in thousands)
REVENUES
   Hardware Solutions              $ 58,289        $ 70,177        $ 65,796        $ 72,069        $ 72,247        $ 71,234
   Software Solutions                 7,313           9,465           8,849           8,195           9,832           8,743
                                   --------        --------        --------        --------        --------        --------
     Total Company                 $ 65,602        $ 79,642        $ 74,645        $ 80,264        $ 82,079        $ 79,977
                                   ========        ========        ========        ========        ========        ========
GROSS PROFIT
   Hardware Solutions              $ 28,011        $ 32,484        $ 33,957        $ 37,101        $ 36,158        $ 25,811
   Software Solutions                 1,861           3,774           2,905           2,253           3,370           1,999
                                   --------        --------        --------        --------        --------        --------
     Total Company                 $ 29,872        $ 36,258        $ 36,862        $ 39,354        $ 39,528        $ 27,810
                                   ========        ========        ========        ========        ========        ========
OPERATING INCOME (LOSS)
   Hardware Solutions              $ 20,277        $ 24,033        $ 26,066        $ 28,344        $ 27,614        $ 17,514
   Software Solutions                (4,247)         (1,737)         (5,201)         (3,591)         (2,279)         (3,631)
   Corporate unallocated            (17,069)        (17,595)        (15,324)        (16,938)        (17,077)        (13,803)
                                   --------        --------        --------        --------        --------        --------
     Total Company                 $ (1,039)       $  4,701        $  5,541        $  7,815        $  8,258        $     80
                                   ========        ========        ========        ========        ========        ========


RECASTED 2004 AND 2003 OPERATING EXPENSE INFORMATION

Also, as a result of our organizational change, certain historical operating expenses have been reclassified between sales and marketing, product development and general and administrative in order to conform to current management reporting for each of the quarters presented below.


                                                  2004                                 2003
                                         --------------------      -------------------------------------------------
                                         March 31     June 30       March 31    June 30   September 30   December 31
                                         --------     --------     ---------    -------   -------------  -----------
                                                                         (in thousands)
OPERATING EXPENSES
   Sales and marketing                   $ 9,654      $10,272      $ 9,330      $10,959      $10,672      $10,024
   Product development                    10,222       10,554        9,891       11,042       10,841        9,734
   General and administrative              6,626        8,652        7,147        6,730        6,866        5,398
   Amortization of intangibles             2,027        2,027        1,888        2,765        2,391        2,574
   Restructurings                          2,382           52        2,165           43         --           --
   In-process research and development      --           --            900         --           --           --
   Litigation accrual                       --           --           --           --            500         --
                                         -------      -------      -------      -------      -------      -------
     Total operating expenses            $30,911      $31,557      $31,321      $31,539      $31,270      $27,730
                                         =======      =======      =======      =======      =======      =======

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            ITRON, INC.

Dated:  July 19, 2004                       By:  /s/ DAVID G. REMINGTON
                                                 ----------------------
                                                  David G. Remington
                                                  Vice President and
                                                  Chief Financial Officer